                                                     EATON VANCE GLOBAL GROWTH FUND

Supplement to Prospectus Dated January 1, 2006

1.	Effective April 1, 2006, Eagle Global Advisors, L.L.C. (“Eagle”) replaced Lloyd George
Investment Management (Bermuda) Limited as co-investment adviser of Global Growth
Portfolio (the “Portfolio”) under an interim investment advisory agreement. Boston
Management and Research (“BMR”) continues to serve as the Portfolio’s co-investment adviser. A portion of the investment advisory fee payable by the Portfolio equal to 0.125%
annually of its daily net assets will be waived during the term of the interim investment advisory agreement.

Arieh Coll, Edward R. Allen, III and Thomas N. Hunt, III are the portfolio managers of the
Portfolio (Mr. Coll since January 2004 and Messrs. Allen and Hunt since April 2006). Mr.
Coll has been a Vice President of Eaton Vance and BMR for more than five years and manages other Eaton Vance equity portfolios. Messrs. Allen and Hunt are partners at Eagle, have been employed by Eagle for more than five years and managed another Eaton Vance portfolio.

2.	The first paragraph under “Fund Summaries - Investment Objectives and Principal Strategies” is deleted and replaced with the following:

Eaton Vance Global Growth Fund. The investment objective of Global Growth Fund
(formerly known as Eaton Vance Information Age Fund) is to seek long-term capital growth.
The Fund invests primarily in common stocks of companies expected to grow over time.
Approximately 40%-60% of the Fund’s total assets are managed by Eagle Global Advisors,
L.L.C., which invests primarily in foreign securities, including securities issued by companies in emerging markets. The balance of the Fund’s total assets is managed by Boston
Management and Research, which invests primarily in U.S. securities. The Fund invests in companies with a broad range of market capitalizations, including smaller companies.
Because of the dynamic nature of many portfolio companies, trading may be more frequent than for mutual funds focusing only on established companies located in only one country.
The Fund may at times engage in derivative transactions (such as futures contracts and options) to protect against price declines, to enhance return or as a substitute for the purchase or sale of securities.

3.	On March 27, 2006, the Board of Trustees of the Fund approved a special meeting of shareholders to be held during the second quarter of 2006 to approve a new investment advisory agreement between the Portfolio and BMR and a new sub-advisory agreement between BMR and Eagle. If approved by shareholders, the Portfolio’s sole investment adviser will be BMR and BMR will delegate to Eagle the investment management of a portion of the Portfolio, which invests primarily in foreign securities. Under the proposed investment advisory agreement, the Portfolio will pay the same investment advisory fee as under its existing investment advisory agreement, which is 0.75% annually of the average daily net assets of the Portfolio up to $500 million. On net assets of $500 million and over the annual fee is reduced. BMR will pay Eagle a portion of the advisory fee for sub-advisory services provided to the Portfolio.

Information about Eagle. Eagle is a limited liability company that has been an investment adviser registered with the SEC since it was founded in 1996. Eagle provides advisory services to institutional clients and high net worth individuals. As of December 31, 2005,
Eagle’s assets under management totaled approximately $1.098 million. Eagle’s address is
5847 San Felipe, Suite 930, Houston, Texas 77057.

April 5, 2006	GGFPS